UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-6211

Name of Fund: Merrill Lynch U.S. Treasury Money Fund

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        U.S. Treasury Money Fund, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 11/30/03

Date of reporting period: 12/01/02 - 11/30/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        U.S. Treasury Money Fund

Annual Report
November 30, 2003

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch U.S. Treasury Money Fund

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Important Tax Information (unaudited)

Of the ordinary income distributions paid by Merrill Lynch U.S. Treasury Money Fund during its fiscal year ended November 30, 2003, 99.25% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro rata basis. Additionally, at least 50% of the assets of the Fund was invested in Federal obligations at the end of each quarter of the fiscal year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.


2         MERRILL LYNCH U.S. TREASURY MONEY FUND        NOVEMBER 30, 2003

A Letter From the President

Dear Shareholder

As 2003 closes, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw all-out war begin and end in Iraq, equity market uncertainty turned to strength and sub par gross domestic product growth of 1.4% in the first quarter of 2003 grew to an extraordinary 8.2% in the third quarter. Amid the good news, fixed income investments, which had become the asset class of choice during the preceding three-year equity market decline, faced new challenges.

Earlier in the year, the Federal Reserve Board continued its accommodative monetary policy, lowering the Federal Funds rate in June to 1%, its lowest level since 1958. With this move, long-term interest rates continued to be volatile, as investors began to anticipate the impact of future Federal Reserve Board policy and economic revitalization. As of the end of November 2003, the ten-year Treasury bond was yielding 4.34%. This compared to a yield of 3.37% six months earlier and 4.22% one year ago.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Trustee


          MERRILL LYNCH U.S. TREASURY MONEY FUND        NOVEMBER 30, 2003      3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      As interest rates declined during the fiscal year, we took the opportunity to add incremental yield by increasing our holdings in the longer end of the curve.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the year ended November 30, 2003, Merrill Lynch U.S. Treasury Money Fund paid shareholders a net annualized dividend of .54%.* For the six-month period ended November 30, 2003, the Fund paid shareholders a net annualized dividend of ..38%.* The Fund's seven-day yield as of November 30, 2003 was .29%.

The average portfolio maturity for Merrill Lynch U.S. Treasury Money Fund at November 30, 2003 was 65 days, compared to 55 days at May 31, 2003.

During the first half of the fiscal year, U.S. economic activity slowed as the conflict in Iraq brought consumer and business spending to a standstill. Gross domestic product for the first quarter of 2003 grew at only 1.4%, the same rate of growth as the disappointing fourth quarter of 2002. Under these conditions, the Federal Reserve Board was bound to maintain its accommodative monetary policy, and investors began to price in further interest rate cuts. The result was a flattening of the front end of the yield curve.

As the period progressed, consumer confidence improved and equity markets rallied. By spring 2003, investors were anticipating an economic recovery that was imminent. May brought the passage of a Federal tax-cut plan. In June, the Federal Reserve Board, still focused on preventing deflation, dropped the Federal Funds rate to 1%, its lowest level in 45 years. Economic growth of 3.3% in the second quarter of 2003 was eclipsed by a surprising 8.2% rate of growth in the third quarter.

Under these conditions, we adopted a more conservative strategy in managing the Fund. On one hand, we could not expect interest rates to remain at historical lows for a prolonged period of time. Nevertheless, the lack of job growth and continued fear of deflation gave us comfort that the Federal Reserve Board would not shift monetary policy and increase interest rates for some time.

Adding to the general market and economic dynamics during the period were supply factors. At the beginning of the period, the U.S. Treasury was issuing more front-end Treasury bills and notes than ever before to cover a growing deficit. This, and the reintroduction of the three-year Treasury note in the refunding cycle, led to a steeper yield curve. Our approach as the fiscal year progressed was to take advantage of the declining interest rate environment, particularly by increasing our holdings in the longer end of the yield curve (the one-year - two-year range).

How did you manage the Fund during the period?

We began the fiscal year with a relatively short average portfolio maturity in the 50-day - 60-day range. Our strategy involved the purchase of four-week Treasury bills for liquidity and six-month bills for incremental yield and price appreciation. We maintained this barbelled strategy throughout the period, shifting our focus on the longer side of the barbell as the yield curve steepened. Ultimately, our sector of choice for yield and price appreciation became the two-year sector, and by August, our average portfolio life had moved to the 60-day - 70-day range.

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


4         MERRILL LYNCH U.S. TREASURY MONEY FUND        NOVEMBER 30, 2003

Although we participated actively in the short end, we found it prudent in this environment to use the long end of the curve to add yield. Based on our belief that yields would remain stable for the near term, we concentrated more on the three-month - six-month sector in the shorter end of our investment strategy. Recently, decreased issuance of one-month bills had us rolling fewer of those maturities and concentrating more heavily in the three-month sector. As interest rates rallied late in the period, rates between three-month and six-month securities compressed, prompting us to favor three-month bills for relative value reasons.

Traditionally, the Fund has experienced heavy cash inflows in December, as many investors shift their assets into Treasury funds for year-end tax advantages. Much of this money is generally redeemed in January. Consequently, approaching the end of the calendar year, we were careful to avoid issues maturing in December. Instead, we placed maturities in January or later to generate yield and meet the seasonal redemptions that follow the year-end influx.

How would you characterize the Fund's position at the close of the period?

We believe the Fund is well positioned going forward. We plan to maintain a longer average life, as the Federal Reserve Board has stated it will be slow to increase interest rates to ensure the economy's recovery. At the same time, our high liquidity base offers us opportunities to become more involved if interest rates move higher. We will continue to look for opportunities to add to the Fund's average life and for trading opportunities in the two-year notes when interest rates back up.

Cindy V. Macaulay
Vice President and Portfolio Manager

December 3, 2003


          MERRILL LYNCH U.S. TREASURY MONEY FUND        NOVEMBER 30, 2003      5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                                                           Face              Interest             Maturity
Issue                                                     Amount               Rate*                Date           Value
=========================================================================================================================
U.S. Treasury Bills--89.9%
=========================================================================================================================
U.S. Treasury Bills                                       $ 4,833            .91-.955 %           12/04/2003      $ 4,833
                                                           10,893           .931-.985             12/11/2003       10,887
                                                            1,500                .92              12/18/2003        1,499
                                                            3,958           .838-.92              12/26/2003        3,955
                                                            6,008           .909-.94               1/02/2004        6,003
                                                            1,338           .886-.891              1/08/2004        1,337
                                                            2,000                .907              1/15/2004        1,998
                                                            4,000           .935-1.015             1/22/2004        3,995
                                                            2,200           .975-1.01              1/29/2004        2,197
                                                            1,250           .923-.928              2/05/2004        1,248
                                                           10,955           .925-1.02              2/12/2004       10,934
                                                            3,080            .91-.935              2/19/2004        3,074
                                                            5,000           .925-1.03              2/26/2004        4,989
                                                            1,500               1.02               4/29/2004        1,494
-------------------------------------------------------------------------------------------------------------------------
Total U.S. Treasury Bills (Cost--$58,444) ..................................................................       58,443
=========================================================================================================================
U.S. Treasury Notes--10.1%
=========================================================================================================================
U.S. Treasury Notes                                           800               3.25              12/31/2003          801
                                                            1,400               3.625              3/31/2004        1,412
                                                            2,250               3.375              4/30/2004        2,272
                                                              250               2.875              6/30/2004          253
                                                              250               2.25               7/31/2004          252
                                                              600               2.125              8/31/2004          604
                                                              300               2.125             10/31/2004          302
                                                              300               1.625              3/31/2005          300
                                                              400               1.625             10/31/2005          397
-------------------------------------------------------------------------------------------------------------------------
Total U.S. Treasury Notes (Cost--$6,582) ...................................................................        6,593
-------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$65,026)--100.0% ..................................................................       65,036

Liabilities in Excess of Other Assets--(0.0%) ..............................................................          (26)
                                                                                                                  -------
Net Assets--100.0% .........................................................................................      $65,010
                                                                                                                  =======

* U.S. Treasury Bills are traded on a discount basis; the interest rates shown are the range of the discount rates paid at the time of purchase by the Fund. U.S. Treasury Notes bear interest at the rates shown, payable at fixed dates until maturity.

      See Notes to Financial Statements.


6         MERRILL LYNCH U.S. TREASURY MONEY FUND        NOVEMBER 30, 2003

Statement of Assets and Liabilities

As of November 30, 2003
=================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------
                       Investments, at value (identified cost--$65,025,819*) .                      $  65,035,822
                       Cash ..................................................                              9,964
                       Receivables:
                          Interest ...........................................    $      36,115
                          Beneficial interest sold ...........................           13,960            50,075
                                                                                  -------------
                       Prepaid registration fees .............................                             10,132
                                                                                                    -------------
                       Total assets ..........................................                         65,105,993
                                                                                                    -------------
=================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------
                       Payables:
                          Distributor ........................................           35,859
                          Beneficial interest redeemed .......................           33,581
                          Investment adviser .................................            7,478
                          Other affiliates ...................................            3,309
                          Dividends to shareholders ..........................               25            80,252
                                                                                  -------------
                       Accrued expenses ......................................                             15,917
                                                                                                    -------------
                       Total liabilities .....................................                             96,169
                                                                                                    -------------
=================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------
                       Net Assets ............................................                      $  65,009,824
                                                                                                    =============
=================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------
                       Shares of beneficial interest, $.10 par value,
                       unlimited number of shares authorized .................                      $   6,499,982
                       Paid-in capital in excess of par ......................                         58,499,839
                       Unrealized appreciation on investments--net ...........                             10,003
                                                                                                    -------------
                       Net assets--Equivalent to $1.00 per share based
                       on 64,999,821 shares of beneficial interest outstanding                      $  65,009,824
                                                                                                    =============

* As of November 30, 2003, net unrealized appreciation for Federal income tax purposes amounted to $10,003, of which $13,345 related to appreciated securities and $3,342 related to depreciated securities. The aggregate cost of investments at November 30, 2003 for Federal income tax purposes was $65,025,819.

      See Notes to Financial Statements.


          MERRILL LYNCH U.S. TREASURY MONEY FUND        NOVEMBER 30, 2003      7

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Year Ended November 30, 2003
=================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------
                       Interest and amortization of premium and discount earned                     $     933,186
=================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..............................    $     400,390
                       Distribution fees .....................................           99,502
                       Professional fees .....................................           76,659
                       Trustees' fees and expenses ...........................           44,025
                       Registration fees .....................................           40,601
                       Accounting services ...................................           35,652
                       Printing and shareholder reports ......................           26,972
                       Transfer agent fees ...................................           18,980
                       Custodian fees ........................................            8,545
                       Pricing fees ..........................................            1,491
                       Other .................................................           13,152
                                                                                  -------------
                       Total expenses before waiver ..........................          765,969
                       Waiver of expenses ....................................         (280,273)
                                                                                  -------------
                       Total expenses after waiver ...........................                            485,696
                                                                                                    -------------
                       Investment income--net ................................                            447,490
                                                                                                    -------------
=================================================================================================================
Realized & Unrealized Gain (Loss) on Investments--Net
-----------------------------------------------------------------------------------------------------------------
                       Realized gain on investments--net .....................                              7,047
                       Change in unrealized appreciation on investments--net .                            (17,800)
                                                                                                    -------------
                       Total realized and unrealized loss on investments--net                             (10,753)
                                                                                                    -------------
                       Net Increase in Net Assets Resulting from Operations ..                      $     436,737
                                                                                                    =============

      See Notes to Financial Statements.


8         MERRILL LYNCH U.S. TREASURY MONEY FUND        NOVEMBER 30, 2003

Statements of Changes in Net Assets

                                                                                         For the Year Ended
                                                                                            November 30,
                                                                                  -------------------------------
Increase (Decrease) in Net Assets:                                                     2003              2002
=================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------
                       Investment income--net ................................    $     447,490     $     812,447
                       Realized gain on investments--net .....................            7,047            10,250
                       Change in unrealized appreciation on investments--net .          (17,800)          (36,879)
                                                                                  -------------------------------
                       Net increase in net assets resulting from operations ..          436,737           785,818
                                                                                  -------------------------------
=================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------
                       Investment income--net ................................         (447,490)         (812,447)
                       Realized gain on investments--net .....................           (7,047)          (10,250)
                                                                                  -------------------------------
                       Net decrease in net assets resulting from dividends and
                       distributions to shareholders .........................         (454,537)         (822,697)
                                                                                  -------------------------------
=================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------
                       Net proceeds from sale of shares ......................      108,581,150       163,760,945
                       Value of shares issued to shareholders in reinvestment
                       of dividends and distributions ........................          454,497           822,686
                                                                                  -------------------------------
                                                                                    109,035,647       164,583,631
                       Cost of shares redeemed ...............................     (122,950,631)     (145,039,195)
                                                                                  -------------------------------
                       Net increase (decrease) in net assets derived from
                       beneficial interest transactions ......................      (13,914,984)       19,544,436
                                                                                  -------------------------------
=================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets ...............      (13,932,784)       19,507,557
                       Beginning of year .....................................       78,942,608        59,435,051
                                                                                  -------------------------------
                       End of year ...........................................    $  65,009,824     $  78,942,608
                                                                                  ===============================

      See Notes to Financial Statements.


          MERRILL LYNCH U.S. TREASURY MONEY FUND        NOVEMBER 30, 2003      9

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived                                  For the Year Ended
from information provided in the financial statements.                                        November 30,
                                                                   ----------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                               2003          2002          2001          2000          1999
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ...      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                                   ----------------------------------------------------------------
                       Investment income--net ...............         .0053         .0118         .0336         .0469         .0386
                       Realized and unrealized gain (loss) on
                       investments--net .....................        (.0001)       (.0004)        .0023         .0005        (.0002)
                                                                   ----------------------------------------------------------------
                       Total from investment operations .....         .0052         .0114         .0359         .0474         .0384
                                                                   ----------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ............        (.0053)       (.0118)       (.0336)       (.0469)       (.0386)
                          Realized gain on investments--net .        (.0001)       (.0001)       (.0011)       (.0001)       (.0002)
                                                                   ----------------------------------------------------------------
                       Total dividends and distributions ....        (.0054)       (.0119)       (.0347)       (.0470)       (.0388)
                                                                   ----------------------------------------------------------------
                       Net asset value, end of year .........      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                                   ================================================================
                       Total investment return* .............           .54%         1.20%         3.75%         4.80%         3.93%
                                                                   ================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver ..............           .61%          .66%          .80%         1.08%          .83%
                                                                   ================================================================
                       Expenses .............................           .96%         1.01%         1.15%         1.43%         1.18%
                                                                   ================================================================
                       Investment income and realized gain on
                       investments--net .....................           .57%         1.20%         3.65%         4.68%         3.90%
                                                                   ================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)      $ 65,010      $ 78,943      $ 59,435      $ 34,264      $ 42,241
                                                                   ================================================================

* The Fund's Investment Adviser waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.

      See Notes to Financial Statements.


10        MERRILL LYNCH U.S. TREASURY MONEY FUND        NOVEMBER 30, 2003

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch U.S. Treasury Money Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For purpose of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily net assets of the Fund.

For the year ended November 30, 2003, MLIM earned fees of $400,390, of which $280,273 was waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee at the end of each month at the annual rate of .125% of the average daily net assets of the Fund. This fee is to compensate FAMD for the services it provides and the expenses borne by FAMD under the Distribution Agreement. As authorized by the Plan, FAMD has entered into an agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") which provides for the compensation of MLPF&S for providing distribution-related services to the Fund. Such services relate to the sale, promotion and marketing of the shares of the Fund. For the year ended November 30, 2003, FAMD earned $99,502 under the Plan, all of which was paid to MLPF&S pursuant to the agreement.


          MERRILL LYNCH U.S. TREASURY MONEY FUND        NOVEMBER 30, 2003     11

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended November 30, 2003, the Fund reimbursed MLIM $1,850 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended November 30, 2003 and November 30, 2002 was as follows:

--------------------------------------------------------------------------------
                                                     11/30/2003       11/30/2002
--------------------------------------------------------------------------------
Distributions paid from:
     Ordinary income ............................     $454,537         $822,697
     Net long-term capital gains ................           --               --
                                                      -------------------------
Total taxable distributions .....................     $454,537         $822,697
                                                      =========================

As of November 30, 2003, there were no significant differences between the book and tax components of net assets.


12        MERRILL LYNCH U.S. TREASURY MONEY FUND        NOVEMBER 30, 2003

Independent Auditors' Report

To the Shareholders and Board of Trustees of Merrill Lynch U.S. Treasury Money Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch U.S. Treasury Money Fund as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch U.S. Treasury Money Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
January 9, 2004


          MERRILL LYNCH U.S. TREASURY MONEY FUND        NOVEMBER 30, 2003     13

[LOGO] Merrill Lynch Investment Managers

Officers and Trustees (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held         of Time                                                        Overseen by     Held by
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President and Chairman of the Merrill Lynch           123 Funds       None
Glenn*      Princeton, NJ  and          present  Investment Managers, L.P. ("MLIM")/Fund Asset         160 Portfolios
            08543-9011     Trustee      and      Management, L.P. ("FAM")--Advised Funds since 1999;
            Age: 63                     1991 to  Chairman (Americas Region) of MLIM from 2000 to
                                        present  2002; Executive Vice President of FAM and MLIM (which terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of FAM
                                                 Distributors, Inc. ("FAMD") from 1986 to 2002 and
                                                 Director thereof from 1991 to 2002; Executive Vice
                                                 President and Director of Princeton Services, Inc.
                                                 ("Princeton Services") from 1993 to 2002; President
                                                 of Princeton Administrators, L.P. from 1989 to 2002;
                                                 Director of Financial Data Services, Inc. since
                                                 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
              MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. The
              Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.

====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Donald W.   P.O. Box 9095  Trustee      2002 to  Manager of The Burton Partnership, Limited Partner-   23 Funds       ITC Delta-
Burton      Princeton, NJ               present  ship since 1979; Managing General Partner of the      36 Portfolios  Com, Inc.,
            08543-9095                           South Atlantic Venture Funds, Limited Partnerships                   ITC Holding
            Age: 59                              and Chairman of South Atlantic Private Equity                        Company,
                                                 Fund IV, Limited Partnership since 1983; Member                      Inc., Knology,
                                                 of the Investment Advisory Council of the Florida                    Inc., Main-
                                                 State Board of Administration since 2001.                            Bancorp, N.A.,
                                                                                                                      PriCare, Inc.,
                                                                                                                      Symbion, Inc.
------------------------------------------------------------------------------------------------------------------------------------
M. Colyer   P.O. Box 9095  Trustee      1991 to  James R. Williston Professor of Investment            24 Funds       Cambridge
Crum        Princeton, NJ               present  Management Emeritus, Harvard Business School          37 Portfolios  Bancorp
            08543-9095                           since 1996; Chairman and Director, Phaeton
            Age: 71                              International, Ltd. since 1985; Director, Cambridge
                                                 Bancorp since 1969.
------------------------------------------------------------------------------------------------------------------------------------
Laurie      P.O. Box 9095  Trustee      1999 to  Professor of Finance and Economics, Graduate          23 Funds       None
Simon       Princeton, NJ               present  School of Business, Columbia University since 1998;   36 Portfolios
Hodrick     08543-9095                           Associate Professor of Finance and Economics,
            Age: 41                              Graduate School of Business, Columbia University
                                                 from 1996 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
David H.    P.O. Box 9095  Trustee      2003 to  Consultant with Putnam Investments since 1993         23 Funds       None
Walsh       Princeton, NJ               present  and employed in various capacities therewith from     36 Portfolios
            08543-9095                           1971 to 1992; Director, the National Audubon
            Age: 62                              Society since 1980; Director, the American Museum
                                                 of Fly Fishing since 1998.
------------------------------------------------------------------------------------------------------------------------------------
Fred G.     P.O. Box 9095  Trustee      1998 to  Managing Director of FGW Associates since 1997;       23 Funds       Watson
Weiss       Princeton, NJ               present  Vice President, Planning, Investment and Devel-       36 Portfolios  Pharma-
            08543-9095                           opment of Warner Lambert Co. from 1979 to 1997;                      ceuticals,
            Age: 62                              Director, BTG International, PLC since 2001.                         Inc.
            ------------------------------------------------------------------------------------------------------------------------
            * The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


14        MERRILL LYNCH U.S. TREASURY MONEY FUND        NOVEMBER 30, 2003

Officers and Trustees (unaudited) (concluded)

                           Position(s)  Length
                           Held         of Time
Name        Address & Age  with Fund    Served*  Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999; Vice
            08543-9011     and          and      President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 43        Treasurer    1999 to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Kevin J.    P.O. Box 9011  Senior Vice  1997 to  Managing Director of MLIM since 2000; Director (Global Fixed Income) of MLIM from
McKenna     Princeton, NJ  President    present  1997 to 2000.
            08543-9011
            Age: 46
------------------------------------------------------------------------------------------------------------------------------------
Cindy V.    P.O. Box 9011  Vice         2002 to  Vice President of MLIM since 1996.
Macaulay    Princeton, NJ  President    present
            08543-9011
            Age: 36
------------------------------------------------------------------------------------------------------------------------------------
Phillip S.  P.O. Box 9011  Secretary    2000 to  First Vice President of MLIM since 2001; Director from 2000 to 2001; Vice President
Gillespie   Princeton, NJ               present  from 1999 to 2000 and Attorney associated with MLIM since 1998; Assistant
            08543-9011                           General Counsel of Chancellor LGT Asset Management, Inc. from 1997 to 1998.
            Age: 39
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210


          MERRILL LYNCH U.S. TREASURY MONEY FUND        NOVEMBER 30, 2003     15

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

Merrill Lynch U.S. Treasury Money Fund
Box 9011
Princeton, NJ
08543-9011

                                                                 #13966 -- 11/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

         The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -

         The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum, (3) Laurie Simon Hodrick, (4) David H. Walsh and (5) Fred G. Weiss.

         The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to
         Item 3(c)(4) of Form N-CSR.

         Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

         M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch U.S. Treasury Money Fund


        By: /s/ Terry K. Glenn
            ----------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch U.S. Treasury Money Fund

        Date: January 21, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ----------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch U.S. Treasury Money Fund

        Date: January 21, 2004


        By: /s/ Donald C. Burke
            ----------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch U.S. Treasury Money Fund

        Date: January 21, 2004

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.